Sanford C. Bernstein Fund, Inc.
Sanford C. Bernstein Fund II, Inc.


PROSPECTUS

February 1, 2007

FOREIGN-STOCK PORTFOLIOS
--------------------------------------------------------------------------------
Tax-Managed International
International
Emerging Markets

Fixed-Income Municipal Portfolios
--------------------------------------------------------------------------------
Short-Duration Portfolios
  Short Duration New York Municipal
  Short Duration California Municipal
  Short Duration Diversified Municipal

Intermediate-Duration Portfolios
  New York Municipal
  California Municipal
  Diversified Municipal

Fixed-Income Taxable Portfolios
--------------------------------------------------------------------------------
Short-Duration Portfolios
  U.S. Government Short Duration
  Short Duration Plus

Intermediate-Duration Portfolios
  Intermediate Duration
  Intermediate Duration Institutional

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

           Introduction...............................................................................  1
           International Portfolios...................................................................  2
           Emerging Markets...........................................................................  7
           New York Municipal......................................................................... 13
           Short Duration New York Municipal.......................................................... 17
           California Municipal....................................................................... 21
           Short Duration California Municipal........................................................ 25
           Diversified Municipal...................................................................... 29
           Short Duration Diversified Municipal....................................................... 33
           U.S. Government Short Duration............................................................. 37
           Short Duration Plus........................................................................ 41
           Intermediate Duration...................................................................... 45
           Intermediate Duration Institutional........................................................ 49
           Additional Information About Principal Investment Strategies and Risks..................... 53
           Additional Investment Information, Special Investment Techniques and Related Risks......... 55
           Prior Performance of Similarly Managed Accounts............................................ 66
           Fund Management............................................................................ 69
           The Funds' Boards of Directors............................................................. 74
           Pricing Portfolio Shares................................................................... 74
           Purchasing Shares.......................................................................... 75
           Selling Shares............................................................................. 79
           Exchanging Shares.......................................................................... 80
           Dividends, Distributions and Taxes......................................................... 81
           Financial Highlights....................................................................... 84

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                                                   Prospectus--February 1, 2007

INTRODUCTION
--------------------------------------------------------------------------------


           This Prospectus describes the 12 Portfolios of the Sanford C. Bernstein Fund, Inc. ("SCB") and the Bernstein Intermediate Duration Institutional Portfolio ("Intermediate Duration Institutional") of the Sanford C. Bernstein Fund II, Inc. ("SCB II") (together SCB and SCB II, the "Funds"). The 12 Portfolios of SCB and Intermediate Duration Institutional are collectively referred to in the Prospectus as the "Portfolios." SCB currently comprises nine fixed-income Portfolios (the "Fixed-Income Portfolios") and three international equity Portfolios (the "Foreign-Stock Portfolios"). Each Portfolio represents a separate portfolio of securities and each has its own investment objective. For the New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Tax-Managed International and International Portfolios of SCB, this Prospectus relates to the New York Municipal Class, California Municipal Class, Diversified Municipal Class, Short Duration Plus Class, Tax-Managed International Class and International Class of shares of these respective Portfolios.

           AllianceBernstein L.P. is the investment manager of the Funds. This Prospectus refers to AllianceBernstein L.P. as "the Manager," "AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

           Before investing in any Portfolio of the Funds, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. This risk is heightened in the case of the Foreign-Stock Portfolios, which can experience high volatility in share prices. There is no guarantee that a Portfolio will achieve its investment objective. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

           These and other risks are discussed in more detail in the pages that follow and in each Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).

--------------------------------------------------------------------------------
                                                                             1

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                                                   Prospectus--February 1, 2007

INTERNATIONAL PORTFOLIOS
--------------------------------------------------------------------------------

Investment Objectives

Tax-Managed International Portfolio: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

International Portfolio: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio is managed without regard to tax considerations.

Principal Investment Strategies

Each of the Tax-Managed International Portfolio and the International Portfolio (the "International Portfolios") will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, we will invest in companies in at least three countries (and normally substantially more) other than the United States. We also diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities based on our fundamental growth and value investment disciplines to produce blended portfolios. Within each investment discipline, we draw on the capabilities of separate investment teams.

The International Portfolios' international growth stocks are selected using AllianceBernstein's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The International Portfolios' international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the International Portfolios, the Bernstein international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of each International Portfolio will consist of international value stocks and 50% will consist of international growth stocks. We will rebalance the International Portfolios as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the International Portfolios may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. The Tax-Managed International Portfolio was formerly known as the Tax-Managed International Value Portfolio, and the International Portfolio was formerly known as the International Value Portfolio II. Prior to September 2, 2003, 100% of the value of each International Portfolio consisted of international value stocks.

The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). If research determines the need to hedge a portion of the currency risk, the Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The International Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the International Portfolios will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the International Portfolio to the equity markets. The International Portfolios may also make investments in less developed or emerging equity markets.

The International Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

Additional Strategies Applicable to the Tax-Managed International Portfolio

The Tax-Managed International Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders. For example, we may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, we may sell securities in the Portfolio with the highest cost basis. We may monitor the length of time the Portfolio has held an investment

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, we will consider whether, in our judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Principal Investment Risks

General risks of investing in the Portfolios: The share prices of the Portfolios will fluctuate and you may lose money. There is no guarantee that a Portfolio will achieve its investment objectives.

Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: Each Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or even extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index.

Allocation risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the International Portfolios will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolios and your investment. A number of countries in which the Portfolios may invest are members of the European Economic and Monetary Union ("EMU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EMU.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.

Other foreign investment risks include:
..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

--------------------------------------------------------------------------------
                                                                             3

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

Risks of investing in emerging-market securities: Investing in emerging-market countries entails greater economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios' assets. In addition, national policies may restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolios more volatile and can compound other risks.

Management risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The returns shown below in the bar charts and the tables are for the Tax-Managed International Portfolio and the International Portfolio. Prior to September 2003, the investment style was an all-value investment style. In September 2003, the investment style of the International Portfolios changed from all-value to a blend of growth and value. The bar charts show the performance of the International Portfolio for each full calendar year since inception and the Tax-Managed International Portfolio for the past 10 calendar years. The tables show how each Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. The bar charts and the tables indicate the volatility of an investment in the Portfolios and give some indication of the risk. The Portfolios' past performance, before and after taxes, is no guarantee of how either will perform in the future.

   INTERNATIONAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]

   2001       2002      2003     2004      2005      2006
   ----       ----      ----     ----      ----      ----
  -12.92%    -8.84%     39.35%   18.48%   14.67%    24.21%


   Best and Worst Quarters
   ----------------------------------

                                       Quarter   Total
                                        Ended    Return
                        --------------------------------
                        Best Quarter  6/30/2003  24.94%
                        Worst Quarter 9/30/2002 (21.95%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                           ---------------------
                                            One   Five     Since
                                            Year  Years  Inception*
             ------------------------------------------------------
             International Portfolio
               Returns Before Taxes        24.21% 16.48%    9.48%
               Returns After Taxes on
                Distributions+             21.67% 15.86%    8.05%
               Returns After Taxes on
                Distributions and Sale of
                Portfolio Shares+          18.87% 14.48%    7.54%
             MSCI EAFE Index               26.34% 14.98%    6.58%++

   *The Portfolio commenced operations on April 30, 1999.
   +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  ++Since May 1, 1999, the first full month after Portfolio inception (April
    30, 1999).

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------


   TAX-MANAGED INTERNATIONAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                     [CHART]

1997   1998   1999    2000    2001    2002    2003   2004    2005    2006
----   ----   ----    ----    ----    ----    ----   ----    ----    ----
9.27% 10.95% 22.71%  -4.88% -12.52%  -8.51%  38.83%  17.58%  14.44%  24.86%


   Best and Worst Quarters
   ----------------------------------

                                       Quarter   Total
                                        Ended    Return
                        --------------------------------
                        Best Quarter  6/30/2003  24.55%
                        Worst Quarter 9/30/2002 (21.98%)

   Average Annual Total Returns
   ----------------------------------

                                             For Years Ended
                                            December 31, 2006
                                           --------------------
                                            One   Five    Ten
                                            Year  Years  Years
                -----------------------------------------------
                Tax-Managed International
                  Returns Before Taxes     24.86% 16.37% 10.20%
                  Returns After Taxes on
                   Distributions*          22.76% 15.59%  8.88%
                  Returns After Taxes on
                   Distributions and Sale
                   of Portfolio Shares*    19.38% 14.40%  8.42%
                MSCI EAFE Index            26.34% 14.98%  7.71%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Tax-Managed International Portfolio uses certain tax management strategies in seeking to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders and by selling stocks with unrealized losses to offset realized gains in the portfolio. The International Portfolio is managed without regard to potential tax consequences to its shareholders.

The Tax-Managed International Portfolio currently has significant built-up unrealized capital gains which, to a certain extent, reflect the cumulative effect of its tax management strategies. A large amount of net redemptions of the Tax-Managed International Portfolio shares would require the liquidation of portfolio securities which could result in substantial realized taxable gains for shareholders remaining in the fund after these redemptions.

--------------------------------------------------------------------------------
                                                                             5

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolios.

Fee Table

--------------------------------------------------------------------------------

                                                            TAX- MANAGED       INTERNATIONAL
                                                       INTERNATIONAL PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                  None               None
       Sales Charge (Load) Imposed on Reinvested
         Dividends                                               None               None
       Deferred Sales Charge (Load)                              None               None
       Redemption Fees                                           None               None
       Exchange Fees                                             None               None
       Maximum Account Fee                                       None/1/            None/1/
---------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio
         assets)

       Management Fees                                           .84%               .88%
       Distribution (12b-1) Fees                                 None               None
       Other Expenses
        Shareholder Servicing Fees                               .25%               .25%
        Transfer Agent Expenses                                  .00%               .01%
        All Other Expenses                                       .06%               .06%
                                                                -----              -----
       Total Other Expenses                                      .31%               .32%
                                                                -----              -----
Total Annual Portfolio Operating Expenses                       1.15%              1.20%
                                                                =====              =====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 Yr.          $117   $122

                          3 Yrs. (cum.)  $365   $381

                          5 Yrs. (cum.)  $633   $660

                          10 Yrs. (cum.) $1,398 $1,455

--------------------------------------------------------------------------------
6

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

Principal Investment Strategies

The Emerging Markets Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Issuers of these securities may be large or relatively small companies.

The Manager will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World
Bank) to have an "emerging stock market." Examples of emerging-market countries are Argentina, Brazil, Chile, Egypt, India, Indonesia, Israel, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, South Africa, South Korea, Taiwan, Thailand and Turkey.

We diversify the investment portfolio between growth and value equity investment styles. We select emerging markets growth and emerging markets value equity securities based on our fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, we draw on the capabilities of separate investment teams.

The Portfolio's emerging markets growth stocks are selected using
AllianceBernstein's emerging markets growth investment discipline. The emerging markets growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's emerging markets value stocks are selected using the fundamental emerging markets value investment discipline of Bernstein. In selecting stocks for the Portfolio, the Bernstein emerging markets value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. We will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40% - 60% before rebalancing occurs. The Emerging Markets Portfolio was formerly known as the Emerging Markets Value Portfolio. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts ("REITs"), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Emerging Markets Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, we will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. We will also consider the transaction costs and volatility of each individual market.

We will hedge currency risk when we believe there is potential to enhance risk-adjusted returns. However, the currency exposures of this Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive.

In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE index.

Principal Investment Risks

General risks of investing in the Portfolio: The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Risks of investing in emerging-markets securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in

--------------------------------------------------------------------------------
                                                                             7

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of the Portfolio will differ from that of market indexes, its performance will generally not mirror the returns provided by a specific market index.

Allocation Risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your returns on foreign stocks will also fall.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the United States. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.

Other foreign investing risks include:
..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the United States and may result in delays or may not fully protect the Portfolio against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

Investments in small companies: The Portfolio may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

Actions by a few major investors: In certain emerging-market countries, volatility may be heightened by actions

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds inves ting in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Country concentration risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory, interest rate and currency may be magnified due to concentration of the Portfolio's investments in a particular country or region.

Real Estate Investment Trust risk: Investing in REITs may subject the Portfolio to the risk of changes in the value of the underlying property owned by the REITs. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs also are subject to interest rate risks.

Investment Performance

The returns shown below in the bar charts and tables are for the Portfolio. Prior to May 2005, the investment style was an all-value style. In May 2005, the investment style of the Portfolio changed from all-value to a blend of growth and value. The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

The returns in the bar chart do not reflect the portfolio transaction fee of 1.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown.

The average annual total returns in the table reflect the returns to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 1.00% portfolio transaction fee. Without taking into account this transaction fee, average annual total returns to a shareholder for the one-year, five-year, and ten-year periods ended December 31, 2006, before taxes, would have been 28.89%, 33.52% and 12.54%, respectively.

--------------------------------------------------------------------------------
                                                                             9

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


   EMERGING MARKETS PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                        [CHART]

 1997    1998   1999   2000    2001   2002   2003    2004    2005   2006
 ----    ----   ----   ----    ----   ----   ----    ----    ----   ----
-23.92% -21.09% 73.01% -28.16% -3.62% 3.84%  76.89%  39.18%  28.78% 28.89%

   Best and Worst Quarters
   ----------------------------------

                                      Quarter    Total
                                       Ended     Return
                       ---------------------------------
                       Best Quarter   6/30/1999  35.18%
                       Worst Quarter 12/31/1997 (26.32%)

   Average Annual Total Returns
   ----------------------------------

                                             For Years Ended
                                            December 31, 2006
                                           --------------------
                                            One   Five    Ten
                                            Year  Years  Years
                -----------------------------------------------
                Emerging Markets
                  Returns Before Taxes     26.32% 32.71% 11.47%
                  Returns After Taxes on
                   Distributions+          23.50% 31.43% 10.74%
                  Returns After Taxes on
                   Distributions and Sale
                   of Portfolio Shares+    20.76% 29.62% 10.20%
                MSCI Emerging Markets
                Index                      32.17% 26.57%  9.21%

   +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table

--------------------------------------------------------------------------------

                                                                EMERGING MARKETS
                                                                   PORTFOLIO
--------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                       None
       Sales Charge (Load) Imposed on Reinvested Dividends            None
       Deferred Sales Charge (Load)                                   None
       Maximum Account Fee                                            None/1/
       Portfolio Transaction Fee upon Purchase of Shares
        (as a percentage of amount invested)*                        1.00%
       Portfolio Transaction Fee upon Redemption of Shares
        (as a percentage of amount redeemed)+                        1.00%
       Portfolio Transaction Fee upon Exchange of Shares               (S)
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                               1.12%
       Distribution (12b-1) Fees                                      None
       Other Expenses
        Shareholder Servicing Fees                                    .25%
        Transfer Agent Expenses                                       .02%
        All Other Expenses                                            .19%
                                                                     -----
       Total Other Expenses                                           .46%
                                                                     -----
Total Annual Portfolio Operating Expenses                            1.58%
                                                                     =====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   * The portfolio transaction fee on purchases is deducted automatically from the amount invested and paid to the Portfolio.

   + The portfolio transaction fee upon redemption is withheld from redemption proceeds by the Portfolio and paid to the Portfolio.

  (S)Exchanges will be treated as purchases or redemptions for purposes of imposing the portfolio transaction fee on purchases or redemptions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             11

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fee and Expenses (cont'd)

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.* The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Yr.                                                           $361

     3 Yrs. (cum.)                                                   $703

     5 Yrs. (cum.)                                                   $1,069

     10 Yrs. (cum.)                                                  $2,098

     You would pay the following expenses if you did not redeem your shares:

     1 Yr.                                                           $259

     3 Yrs. (cum.)                                                   $594

     5 Yrs. (cum.)                                                   $952

     10 Yrs. (cum.)                                                  $1,960

       This example reflects the portfolio transaction fee on purchases but does not reflect the portfolio transaction fee on redemptions. If this fee were included, your costs would be higher.

       The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Portfolio, not by AllianceBernstein, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. For more information on the portfolio transaction fees, see "Purchasing Shares" section, page 76.

* The expenses include the portfolio transaction fee on purchases and redemptions.

--------------------------------------------------------------------------------
12

NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

Principal Investment Strategies

As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Portfolio may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities and student loan programs.

--------------------------------------------------------------------------------
                                                                             13

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Inflation risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly pre-

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

venting the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   NEW YORK MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                [CHART]

1997    1998   1999    2000   2001   2002   2003   2004   2005   2006
-----  -----  ------   -----  -----  -----  -----  -----  -----  -----
6.54%  5.21%  -0.03%   8.20%  4.54%  7.28%  3.95%  2.53%  1.74%  3.21%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.18%
                        Worst Quarter 6/30/2004 (1.85%)

   Average Annual Total Returns
   ----------------------------------

                                               For Years Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                New York Municipal
                  Returns Before Taxes        3.21% 3.73% 4.29%
                  Returns After Taxes on
                   Distributions*             3.21% 3.72% 4.25%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          3.28% 3.70% 4.22%
                Lehman Five-Year General
                Obligation Municipal
                Bond Index                    3.38% 4.08% 4.69%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             15

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                     NEW YORK
                                                                MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
-----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .48%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                          0%
        All Other Expenses                                             .04%
                                                                       ----
       Total Other Expenses                                            .14%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .62%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $63

                              3 Yrs. (cum.)  $199

                              5 Yrs. (cum.)  $346

                              10 Yrs. (cum.) $774

--------------------------------------------------------------------------------
16

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates.
The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal

--------------------------------------------------------------------------------
                                                                             17

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

SHORT DURATION NEW YORK MUNICPAL PORTFOLIO
Calendar Year Total Returns

                                    [CHART]

1997    1998    1999   2000    2001   2002    2003    2004   2005    2006
----    ----    ----   ----    ----   ----    ----    ----   ----    ----
3.75%   3.77%   2.30%  4.78%   4.50%  3.08%   1.80%   1.01%  1.52%   2.79%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  3/31/1995  2.07%
                        Worst Quarter 6/30/2004 (0.36%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Short Duration New York
                Municipal
                  Returns Before Taxes        2.79% 2.04% 2.92%
                  Returns After Taxes on
                   Distributions*             2.78% 2.03% 2.88%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          2.75% 2.06% 2.89%
                Lehman One-Year
                Municipal Index               3.20% 2.26% 3.46%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             19

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                  SHORT DURATION
                                                                NEW YORK MUNICIPAL
                                                                    PORTFOLIO
----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .45%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                        .02%
        All Other Expenses                                             .12%
                                                                       ----
       Total Other Expenses                                            .24%
                                                                       ----
Total Annual Portfolio Operating Expenses/2/                           .69%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Expense information has been restated to reflect a change in the management fees effective November 1, 2006.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $70

                              3 Yrs. (cum.)  $221

                              5 Yrs. (cum.)  $384

                              10 Yrs. (cum.) $859

--------------------------------------------------------------------------------
20

CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

Principal Investment Strategies

As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Portfolio may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

--------------------------------------------------------------------------------
                                                                             21

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California State's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Inflation risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly pre-

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------

venting the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   CALIFORNIA MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]

1997   1998    1999    2000   2001   2002   2003   2004   2005   2006
-----  -----  ------   -----  -----  -----  -----  -----  -----  -----
6.34%  5.12%  -0.06%   8.53%  4.57%  5.81%  3.68%  2.57%  1.54%  3.30%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.22%
                        Worst Quarter 6/30/2004 (1.81%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                California Municipal
                  Returns Before Taxes        3.30% 3.37% 4.11%
                  Returns After Taxes on
                   Distributions*             3.29% 3.34% 4.05%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          3.26% 3.33% 4.01%
                Lehman Five-Year General
                Obligation Municipal
                Bond Index                    3.38% 4.08% 4.69%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             23

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                    CALIFORNIA
                                                                MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
-----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .49%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                          0%
        All Other Expenses                                             .04%
                                                                       ----
       Total Other Expenses                                            .14%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .63%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE

       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $64

                              3 Yrs. (cum.)  $202

                              5 Yrs. (cum.)  $351

                              10 Yrs. (cum.) $786

--------------------------------------------------------------------------------
24

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the

--------------------------------------------------------------------------------
                                                                             25

--------------------------------------------------------------------------------

rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal secu rities, or the rights of investors in these securities.
Because the Portfolio may invest a large portion of its assets in California State's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition

--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
Calender Year Total Returns
---------------------------

 1997   1998  1999  2000  2001  2002  2003  2004  2005  2006
 ----   ----  ----  ----  ----  ----  ----  ----  ----  ----
 3.60%  3.90% 2.37% 4.88% 4.41% 2.62% 1.51% 0.77% 1.17% 2.70%


   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  3/31/1995  2.04%
                        Worst Quarter 6/30/2004 (0.36%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Short Duration California
                  Municipal Returns Before
                   Taxes                      2.70% 1.75% 2.78%
                  Returns After Taxes on
                   Distributions*             2.67% 1.73% 2.72%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          2.61% 1.78% 2.73%
                Lehman One-Year Municipal
                 Index                        3.20% 2.26% 3.46%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             27

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                   SHORT DURATION
                                                                CALIFORNIA MUNICIPAL
                                                                     PORTFOLIO
------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                         None
       Sales Charge (Load) Imposed on Reinvested Dividends              None
       Deferred Sales Charge (Load)                                     None
       Redemption Fees                                                  None
       Exchange Fees                                                    None
       Maximum Account Fee                                              None/1/
------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                  .45%
       Distribution (12b-1) Fees                                        None
       Other Expenses
        Shareholder Servicing Fees                                      .10%
        Transfer Agent Expenses                                         .04%
        All Other Expenses                                              .17%
                                                                        ----
       Total Other Expenses                                             .31%
                                                                        ----
Total Annual Portfolio Operating Expenses/2/                            .76%
                                                                        ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Expense information has been restated to reflect a change in the management fees effective November 1, 2006.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $78

                              3 Yrs. (cum.)  $243

                              5 Yrs. (cum.)  $422

                              10 Yrs. (cum.) $942

--------------------------------------------------------------------------------
28

DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and maximize total return after taking account of federal taxes.

Principal Investment Strategies

As a matter of fundamental policy, the Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Portfolio may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal

--------------------------------------------------------------------------------
                                                                             29

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the that risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Inflation risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   DIVERSIFIED MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]
DIVERSIFIED MUNICIPAL PORTFOLIO
Calendar Year Total Returns

 1997    1998   1999  2000   2001   2002   2003  2004   2005   2006
 ----    ----   ----  ----   ----   ----   ----  ----   ----   ----
 6.68%   4.62%  0.45% 7.81%  5.49%  6.79%  4.04% 2.60%  1.48%  3.18%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  2.94%
                        Worst Quarter 6/30/2004 (1.78%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Diversified Municipal Returns
                 Before Taxes                 3.18% 3.60% 4.29%
                  Returns After Taxes on
                   Distributions*             3.17% 3.59% 4.25%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          3.22% 3.57% 4.21%
                Lehman Five-Year General
                 Obligation Municipal Bond
                 Index                        3.38% 4.08% 4.69%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             31

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                    DIVERSIFIED
                                                                MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
-----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .46%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                          0%
        All Other Expenses                                             .03%
                                                                       ----
       Total Other Expenses                                            .13%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .59%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $60

                              3 Yrs. (cum.)  $189

                              5 Yrs. (cum.)  $329

                              10 Yrs. (cum.) $738

--------------------------------------------------------------------------------
32

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal taxes.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

--------------------------------------------------------------------------------
                                                                             33

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund.

The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee

--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Calendar Year Total Returns

[CHART]

 1997    1998   1999  2000   2001   2002   2003  2004   2005   2006
 ----    ----   ----  ----   ----   ----   ----  ----   ----   ----
 3.96%   3.94%  2.57% 4.69%  5.11%  3.69%  1.86%  1.10% 1.43%   2.84%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  3/31/1995  2.01%
                        Worst Quarter 6/30/2004 (0.35%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Short Duration
                Diversified Municipal Returns
                 Before Taxes                 2.84% 2.18% 3.11%
                Returns After Taxes on
                 Distributions*               2.81% 2.14% 3.05%
                Returns After Taxes on
                 Distributions and Sale of
                 Portfolio Shares*            2.81% 2.19% 3.06%
                Lehman One-Year Municipal
                 Index                        3.20% 2.26% 3.46%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             35

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                   SHORT DURATION
                                                                DIVERSIFIED MUNICIPAL
                                                                      PORTFOLIO
-------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                         None
       Sales Charge (Load) Imposed on Reinvested Dividends              None
       Deferred Sales Charge (Load)                                     None
       Redemption Fees                                                  None
       Exchange Fees                                                    None
       Maximum Account Fee                                              None/1/
-------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                  .45%
       Distribution (12b-1) Fees                                        None
       Other Expenses
        Shareholder Servicing Fees                                      .10%
        Transfer Agent Expenses                                         .01%
        All Other Expenses                                              .09%
                                                                        ----
       Total Other Expenses                                             .20%
                                                                        ----
Total Annual Portfolio Operating Expenses/2/                            .65%
                                                                        ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Expense information has been restated to reflect a change in the management fees effective November 1, 2006.
--------------------------------------------------------------------------------

EXAMPLE

       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $66

                              3 Yrs. (cum.)  $208

                              5 Yrs. (cum.)  $362

                              10 Yrs. (cum.) $810

--------------------------------------------------------------------------------
36

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

Principal Investment Strategies

The U.S. Government Short Duration Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor's Corporation ("Standard & Poor's") or Fitch Ratings, Inc. ("Fitch") or Aa or better by Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Manager to be of comparable quality). Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities, asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes; however states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Since the U.S. Government Short Duration Portfolio owns a high percentage of securities that are U.S. Government securities, its returns will generally be lower than those of the Short Duration Plus Portfolio.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities.

While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the U.S. Government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association ("GNMA") are backed by the United States while securities issued by Federal Home Loan Mortgage Corporation ("FHLMC") are backed only by the credit of FHLMC. However, some issuers of agency securities may have the right to borrow from the U.S. Treasury to meet their obligations, such as the U.S. Postal Service.

No government guarantee: Investments in the Portfolio are not insured by the U.S. Government.

--------------------------------------------------------------------------------
                                                                             37

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices.

Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed. In addition, mortgage-related securities subject the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   U.S. GOVERNMENT SHORT DURATION PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

U.S GOVERNMENT SHORT DURATION PORTFOLIO
Calendar Year Total Returns

[CHART]
Calendar Year End (%)

 1997    1998   1999  2000   2001   2002   2003  2004   2005   2006
 ----    ----   ----  ----   ----   ----   ----  ----   ----   ----
 5.65%  5.55%   3.08% 7.34% 7.55%   5.64%  1.44% 0.94%  1.16%  3.69%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2001  3.43%
                        Worst Quarter 6/30/2004 (1.28%)

   Average Annual Total Returns
   ----------------------------------

                                               For Periods Ended
                                               December 31, 2006
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
               -------------------------------------------------
               U.S. Government Short Duration
                Returns Before Taxes           3.69% 2.56% 4.18%
               Returns After Taxes on
                Distributions*                 2.39% 1.35% 2.55%
               Returns After Taxes on
                Distributions and Sale of
                Portfolio Shares*              2.38% 1.47% 2.56%
               Merrill Lynch 1-3 Year Treasury
                Index                          3.96% 2.82% 4.69%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             39

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                U.S. GOVERNMENT
                                                                SHORT DURATION
                                                                   PORTFOLIO
-------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                      None
       Sales Charge (Load) Imposed on Reinvested Dividends           None
       Deferred Sales Charge (Load)                                  None
       Redemption Fees                                               None
       Exchange Fees                                                 None
       Maximum Account Fee                                           None/1/
-------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                               .50%
       Distribution (12b-1) Fees                                     None
       Other Expenses
        Shareholder Servicing Fees                                   .10%
        Transfer Agent Expenses                                      .03%
        Interest Expense                                               0%
        All Other Expenses                                           .16%
                                                                     ----
       Total Other Expenses                                          .29%
                                                                     ----
Total Annual Portfolio Operating Expenses                            .79%
                                                                     ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE

       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $81

                              3 Yrs. (cum.)  $252

                              5 Yrs. (cum.)  $439

                              10 Yrs. (cum.) $978

--------------------------------------------------------------------------------
40

SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is subject to taxes.

Principal Investment Strategies

The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt, preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. However, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign

--------------------------------------------------------------------------------
                                                                             41

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   SHORT DURATION PLUS PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

SHORT DURATION PLUS PORTFOLIO
Calendar Year Total Returns
---------------------------
[CHART]


  1997   1998   1999   2000  2001   2002   2003   2004    2005  2006
  ----   ----   ----   ----  ----   ----   ----   ----    ----  ----
  5.54%  5.93%  3.78%  6.32%  8.35%  5.09%  2.57$  1.27%  1.35%  4.08%

   Best and Worst Quarters
   ----------------------------------

                                  Quarter Ended Total Return
                    ----------------------------------------
                    Best Quarter    9/30/2001       3.16%
                    Worst Quarter   6/30/2004      (1.15%)

   Average Annual Total Returns
   ----------------------------------

                                                For Years Ended
                                               December 31, 2006
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
               -------------------------------------------------
               Short Duration Plus Returns
                Before Taxes                   4.08% 2.86% 4.41%
               Returns After Taxes on
                Distributions*                 2.52% 1.62% 2.64%
               Returns After Taxes on
                Distributions and Sale of
                Portfolio Shares*              2.63% 1.71% 2.67%
               Merrill Lynch 1-3 Year Treasury
                Index                          3.96% 2.82% 4.69%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             43

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                 SHORT DURATION
                                                                 PLUS PORTFOLIO
 ------------------------------------------------------------------------------
 SHAREHOLDER FEES
        (fees paid directly from your investment)

        Sales Charge (Load) Imposed on Purchases                      None
        Sales Charge (Load) Imposed on Reinvested Dividends           None
        Deferred Sales Charge (Load)                                  None
        Redemption Fees                                               None
        Exchange Fees                                                 None
        Maximum Account Fee                                           None/1/
 ------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES
        (expenses that are deducted from Portfolio assets)

        Management Fees                                               .48%
        Distribution (12b-1) Fees                                     None
        Other Expenses
         Shareholder Servicing Fees                                   .10%
         Transfer Agent Expenses                                      .01%
         Interest Expense                                               0%
         All Other Expenses                                           .07%
                                                                      ----
        Total Other Expenses                                          .18%
                                                                      ----
 Total Annual Portfolio Operating Expenses                            .66%
                                                                      ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $67

                              3 Yrs. (cum.)  $211

                              5 Yrs. (cum.)  $368

                              10 Yrs. (cum.) $822

--------------------------------------------------------------------------------
44

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of income that is subject to taxes.

Principal Investment Strategies

The Intermediate Duration Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality).

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock, and inflation-protected securities as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). Junk bonds are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty. No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition,

--------------------------------------------------------------------------------
                                                                             45

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   INTERMEDIATE DURATION PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]
INTERMEDIATE DURATION PORTFOLIO
Calendar Year Total Returns

 1997  1998  1999  2000  2001  2002  2003  2004  2005  2006
 ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
 7.66% 6.87% 0.64% 8.37% 7.19% 7.16% 5.10% 4.07% 2.46% 4.55%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.76%
                        Worst Quarter 6/30/2004 (2.37%)

   Average Annual Total Returns
   ----------------------------------

                                               For Years Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Intermediate Duration Returns
                 Before Taxes                 4.55% 4.65% 5.38%
                Returns After Taxes on
                 Distributions*               2.88% 3.11% 3.30%
                Returns After Taxes on
                 Distributions and Sale of
                 Portfolio Shares*            2.92% 3.07% 3.30%
                Lehman Aggregate Bond
                Index                         4.33% 5.06% 6.24%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             47

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                   INTERMEDIATE
                                                                DURATION PORTFOLIO
----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .45%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                        .01%
        All Other Expenses                                             .04%
                                                                       ----
       Total Other Expenses                                            .15%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .60%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $61

                              3 Yrs. (cum.)  $192

                              5 Yrs. (cum.)  $335

                              10 Yrs. (cum.) $750

--------------------------------------------------------------------------------
48

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of current income.

Principal Investment Strategies

The Intermediate Duration Institutional Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality).

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock, and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar denominated foreign securities, in each case in developed or emerging-markets countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as "junk bonds"). Not more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective. Prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform noninflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-markets countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets

--------------------------------------------------------------------------------
                                                                             49

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
Calendar Year Total Returns

[CHART]

  2003   2004   2005  2006
  ----   ----   ----  ----
  5.34%  4.01%  2.59% 4.55%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.90%
                        Worst Quarter 6/30/2004 (2.34%)

   Average Annual Total Returns
   ----------------------------------

                                                    For Years Ended
                                                    December 31, 2006
                                                    --------------
                                                    One      Since
                                                    Year   Inception*
            ---------------------------------------------------------
            Intermediate Duration Institutional
             Returns Before Taxes                   4.55%    5.04%
              Returns After Taxes on
               Distributions+                       2.72%    3.29%
              Returns After Taxes on Distributions
               and Sale of Portfolio Shares+        2.92%    3.28%
            Lehman Aggregate Bond Index             4.33%    4.87%++

   *The Portfolio commenced operations on May 17, 2002.
   +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  ++Since June 1, 2002, the first full month after commencement of operations.

--------------------------------------------------------------------------------
                                                                             51

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                INTERMEDIATE DURATION
                                                                    INSTITUTIONAL
                                                                      PORTFOLIO
-------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                          None
       Sales Charge (Load) Imposed on Reinvested Dividends               None
       Deferred Sales Charge (Load)                                      None
       Redemption Fees                                                   None
       Exchange Fees                                                     None
       Maximum Account Fee                                               None/1/
-------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                   .50%
       Distribution (12b-1) Fees                                         None
       Other Expenses
        Transfer Agent Expenses                                            0%/2/
        All Other Expenses                                               .08%
                                                                        -----
       Total Other Expenses                                              .08%
                                                                        -----
Total Annual Portfolio Operating Expenses                                .58%
                                                                        =====
Fee Waiver and/or Expense Reimbursement                                 (.13%)
                                                                        -----
Net Expenses                                                             .45%/3/
                                                                        =====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Transfer agent expenses are less than one basis point.

   3 Reflects the Manager's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Manager for additional one-year terms. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed .45% or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.           $46

                              3 Yrs. (cum.)*  $173

                              5 Yrs. (cum.)*  $311

                              10 Yrs. (cum.)* $713

   * This example assumes the Manager's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

--------------------------------------------------------------------------------
52

ADDITIONAL INFORMATION
ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions for the Portfolios

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. All of our Foreign-Stock Portfolios use a blended-style, growth-and-value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The Fixed-Income Portfolios: To identify attractive bonds for the Fixed-Income and Intermediate Duration Institutional Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio.

Emerging Markets Portfolio: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the Emerging Markets Portfolio, we diversify the investment portfolios between growth and value equity investment styles. We select emerging markets growth and emerging markets value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Emerging Markets Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our global growth and value research teams.

The Emerging Markets Portfolio's emerging markets growth stocks are selected using AllianceBernstein's research-driven emerging markets growth investment discipline. In selecting stocks, the emerging markets growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large emerging markets growth research staff, which follows over 300 companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our emerging markets growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The emerging markets growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Emerging Markets Portfolio's value stocks are selected using Bernstein's research-driven emerging markets value investment discipline. This discipline relies heavily upon fundamental analysis and research of Bernstein's large emerging markets value research staff. The research staff identifies attractive opportunities among a broad universe of approximately 1,500 companies. In selecting stocks, the Bernstein emerging markets value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high divided yields.

The International Portfolios: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolios, we diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolios' international growth stocks are selected using AllianceBernstein's research-driven international growth investment discipline. In selecting

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ADDITIONAL INFORMATION
ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS (CONT'D)
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stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolios' international value stocks are selected using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Our international and emerging markets value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit

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54

from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Foreign-Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers.

In attempting to respond to adverse market, economic, political, or other conditions, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and policies of the Portfolios; when shareholder approval is required: A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

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Special Investment Techniques and Related Risks

Foreign Currency Transactions

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio and Intermediate Duration Institutional Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Under certain circumstances, the Foreign-Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

Futures Contracts and Options on Futures Contracts

Each Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fixed-Income Municipal Intermediate-Duration Portfolios will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS
--------------------------------------------------------------------------------


In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.

Additional investments, strategies and practices permitted; details in each Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Fund's SAI, which is available upon request at no cost (see back cover of this Prospectus).

Fixed-Income Portfolios and Intermediate Duration Institutional Portfolio

Interest Only/Principal Only Securities

The Fixed-Income and Intermediate Duration Institutional Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than

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was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid (see discussion below).

Obligations of Supranational Agencies

The Fixed-Income and Intermediate Duration Institutional Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 4-5 and 9).

Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in variable rate demand notes ("VRDN") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level of "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities

The Fixed-Income Municipal Portfolios and the U.S. Government Short Duration and Short Duration Plus Portfolios may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that these Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone

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similar credit quality deterioration. The Intermediate Duration and
Intermediate Duration Institutional Portfolios may invest in below-investment grade securities rated Ba, B or Caa by Moody's or BB, B or CCC by S&P and Fitch.

Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

Short Duration Plus and Intermediate Duration Portfolios

Bank Loan Debt

The Short Duration Plus and the Intermediate Duration Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolios' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

All Portfolios

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Derivatives

Each Portfolio may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Fixed-Income Municipal Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

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..  Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying
 asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

.. Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

.. Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date.

Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

.. Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as
 agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Structured Instruments."

While the judicious use of derivatives by highly experienced investment managers, such as AllianceBernstein, can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

.. Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

.. Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

.. Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the

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 counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

.. Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

.. Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counter-productive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios

The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

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Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Structured Instruments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and

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securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate or foreign currency swaps and purchase and sell interest-rate caps and floors. Each Fixed-Income Municipal Intermediate-Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Synthetic Foreign Equity Securities

The Foreign-Stock Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options.

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ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
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These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Manager, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. Each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) and the Intermediate Duration Institutional Portfolio may lend up to 30% of its total assets; each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets. Each of the Foreign-Stock Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Real Estate Investment Trusts

The Emerging Markets Portfolio may invest in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to

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investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Emerging Markets Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is

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ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
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invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Dollar Rolls

Each of the Fixed-Income Portfolios as well as Intermediate Duration Institutional Portfolio may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the Fixed-Income Portfolios may also enter into a type of dollar roll known as a "fee roll". In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by "fee income", which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio.

Future Developments

One or more of the Portfolios may discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments or take advantage of other investment practices not currently contemplated. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

Portfolio Holdings

Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

Additional Risk Considerations

Fixed-Income Securities

Fixed-Income Portfolios: The value of each Fixed-Income Portfolio's shares, as well as those of Intermediate Duration Institutional Portfolio, will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addi-

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tion, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Leverage

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money for temporary or emergency purposes.

Non-Diversified Status

Each of the Short-Duration New York and California Portfolios and the Intermediate-Duration New York and California Portfolios (the "State Portfolios") is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. For example, California began a large-scale deregulation of its power utility industry, which instituted a mandatory cap on energy prices that California utilities can charge to their customers. Subsequent increases in the market cost of energy purchased by many California utilities caused these utilities to experience financial pressures. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers and some California utilities suspended debt service payments on outstanding debt or payments to suppliers. However, California state officials and the utilities have adopted a plan to ensure adequate, reliable and reasonably priced electric power and natural gas supplies. The SAI provides specific information about the state in which a Portfolio invests.

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PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
--------------------------------------------------------------------------------

As described in this Prospectus, we diversify the investment portfolio of each of the Foreign-Stock Portfolios between the growth and value investment styles. Normally, approximately 50% of the value of each of the Foreign-Stock Portfolios will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of each of the International Portfolios are managed. Presented in Displays 3 and 4 is historical performance information for our emerging markets growth and emerging markets value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate emerging markets growth and emerging markets value components of the Emerging Markets Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the Foreign-Stock Portfolios have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the Foreign-Stock Portfolios they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Foreign-Stock Portfolios, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Manager relating to the Historical Accounts managed by investment teams that manage the Foreign-Stock Portfolios' assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the Historical Accounts through December 31, 2006. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Foreign-Stock Portfolios, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of these Portfolios. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI Emerging Markets Index shown in Displays 3 and 4 is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina,

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Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India,
Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). The performance information set forth in Display 1 does not represent the performance of the International Portfolios.

Display 1
ALLIANCE INTERNATIONAL GROWTH COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                                                           Premium/Discount to
                  Growth Composite    MSCI EAFE Index        MSCI EAFE Index
                  ----------------    ---------------        ---------------
One Year                18.22%             26.34%                -8.12%
Three Years             17.03%             19.93%                -2.90%
Five Years              12.79%             14.98%                -2.19%
Ten Years                7.70%              7.71%                -0.01%
Since Inception          8.31%              8.11%                -0.20%
(12/90)

Periods ended December 31, 2006
Past performance is no guarantee of future results.


Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). The performance information set forth in Display 2 does not represent the performance of the International Portfolios.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                              Value        MSCI EAFE    Premium/Discount to
                            Composite        Index       MSCI EAFE Index
                            ---------      ---------    -------------------
One Year                      30.56%         26.34%            4.22%
Three Years                   25.35%         19.93%            5.42%
Five Years                    20.48%         14.98%            5.50%
Ten Years                     12.80%          7.71%            5.09%
Since Inception (06/92)       12.92%          8.93%            3.99%

Periods ended December 31, 2006
Past performance is no guarantee of future results.

Until September 2, 2003, the International Portfolios were managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolios have been managed using both the Manager's international growth and international value investment disciplines.

Display 3 presents the historical performance for AllianceBernstein's emerging markets growth investment discipline from its inception, September 30, 1991, through December 31, 2006 ("Emerging Markets Growth Composite"). The performance information set forth in Display 3 does not represent the performance of the Emerging Markets Portfolio.

--------------------------------------------------------------------------------
                                                                             67

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                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Display 3
ALLIANCE EMERGING MARKETS GROWTH COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                                                          Premium/Discount to
                      Emerging Markets    MSCI Emerging     MSCI Emerging
                      Growth Composite    Markets Index     Markets Index
                      ----------------    -------------   -------------------
One Year                   30.23%            32.17%             -1.94%
Three Years                31.12%            30.52%              0.60%
Five Years                 28.51%            26.59%              1.92%
Ten Years                  12.22%             9.21%              3.01%
Since Inception            12.99%            11.11%              1.88%

Periods ended December 31, 2006
Past performance is no guarantee of future results.

Display 4 presents the historical performance for Bernstein's emerging markets value investment discipline from January 1, 1996 through December 31, 2006 ("Emerging Markets Value Composite"). The performance information set forth in Display 4 does not represent the performance of the Emerging Markets Portfolio.

Display 4
BERNSTEIN EMERGING MARKETS VALUE COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                                                          Premium/Discount
                    Emerging Markets     MSCI Emerging     to MSCI Emerging
                     Value Composite     Markets Index      Markets Index
                     ---------------     -------------      -------------
One Year                  29.58%             32.17%             -2.59%
Three Years               32.00%             30.52%              1.48%
Five Years                34.03%             26.59%              7.44%
Ten Years                 12.54%              9.21%              3.33%
Since Inception           12.10%              8.92%              3.18%
(06/92)

Periods ended December 31, 2006
Past performance is no guarantee of future results.

Until May 2, 2005, the Emerging Markets Portfolio was managed using only the Manager's emerging markets value discipline. Since May 2, 2005 the Emerging Markets Portfolio has been managed using both the Manager's emerging markets growth and emerging markets value investment disciplines.

The above performance data in Displays 1, 2, 3 and 4 are provided solely to illustrate the Manager's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the Foreign-Stock Portfolios. Other methods of computing returns may produce different results, and the results for different periods will vary.

--------------------------------------------------------------------------------
68

FUND MANAGEMENT
--------------------------------------------------------------------------------

The investment manager of the Funds is AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading international investment adviser supervising client accounts with assets, as of September 30, 2006, totaling approximately $659 billion (of which approximately $82 billion represented assets of investment companies). As of September 30, 2006, AllianceBernstein managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies, managed by AllianceBernstein, comprising 125 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The day-to-day management of and investment decisions for the: Emerging Markets and each of the International Portfolios are made by the Blend Investment Policy Team; Short Duration Plus and U.S. Government Short Duration Portfolios are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Intermediate Duration and Intermediate Duration Institutional Portfolios are made by the U.S. Investment Grade: Core Fixed Income Team; and, for the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team. Each group or team is comprised of senior team members and relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for making recommendations for the Funds' portfolios.

The following tables list the four or five persons within each team with the most significant responsibility for day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the last five years:

                                          Principal Occupation
                                                 During
               Employee; Title; Year    the Past Five (5) Years
               ---------------------    ------------------------
              Blend Investment Policy
              Team:
              Thomas J. Fontaine        Senior Vice President of
              Senior Vice President     AB Corp. since prior to
              (International            2002 and a Senior
              Portfolios since 2/2005;  Portfolio Manager and
              Emerging Markets since    Director of Research of
              5/2005)                   Blend Strategies Team.
                                          Principal Occupation
                                                 During
               Employee; Title; Year    the Past Five (5) Years
               ---------------------    ------------------------
              Mark A. Hamilton          Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (International            has been associated
              Portfolios since 1/2007;  since prior to 2002.
              Emerging Markets since
              1/2007)
              Joshua Lisser             Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (International            has been associated
              Portfolios since 2/2005;  since prior to 2002, and
              Emerging Markets since    Chief Investment Officer
              5/2005)                   of Structured Equities.
              Seth J. Masters           Chief Investment Officer
              Executive Vice President  of Blend Strategies Team
              (International            and Executive Vice
              Portfolios since          President of AB Corp.,
              inception; Emerging       with which he has been
              Markets since inception)  associated since prior
                                        to 2002.
              Christopher H. Nikolich   Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (International            has been associated
              Portfolios since 2/2005;  since prior to 2002.
              Emerging Markets since
              5/2005)

              Municipal Bond
              Investment Team:
              Michael Brooks            Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (since 1999)              has been associated
                                        since prior to 2002.
              Fred S. Cohen             Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (since 1994)              has been associated
                                        since prior to 2002.
              R.B. Davidson III         Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (since inception)         has been associated
                                        since prior to 2002, and
                                        Director of Municipal
                                        Bond Management.
              Terrance T. Hults         Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (since 2/2002)            has been associated
                                        since prior to 2002.

              US Investment Grade:
              Liquid Markets
              Structured Products
              Investment Team:
              Shawn E. Keegan           Vice President of AB
              Vice President (since     Corp., with which he has
              10/2005)                  been associated since
                                        prior to 2002.
              S. Sean Kelleher          Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (since 2/2007)            has been associated
                                        since prior to 2002.
              Lipkee Lu                 Vice President of AB
              Vice President (since     Corp. since June 2005.
              10/2005)                  Previously, he was a
                                        Senior Vice President
                                        and Structured Product
                                        portfolio manager at
                                        Deerfield Capital
                                        Management LLC since
                                        prior to 2002.

--------------------------------------------------------------------------------
                                                                             69

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                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

                                          Principal Occupation
                                                 During
               Employee; Title; Year    the Past Five (5) Years
               ---------------------    ------------------------
              Jeffrey S. Phlegar        Executive Vice President
              Executive Vice President  of AB Corp., with which
              (since 2/2007)            he has been associated
                                        since prior to 2002,
                                        Chief Investment Officer
                                        and Co-Head of Fixed
                                        Income.
              Raymond Wong              Vice President of AB
              Vice President (since     Corp. since prior to
              10/2005)                  2002.
              Investment Team US
              Investment Grade:
              Core Fixed Income
              Investment Team:
              Shawn E. Keegan           (see above)
              (see above)
              Joran Laird               Vice President of AB
              Vice President (since     Corp., with which he has
              10/2005)                  been associated since
                                        prior to 2002.
              Alison M. Martier         Senior Vice President of
              Senior Vice President     AB Corp., with which she
              (since 5/2005)            has been associated
                                        since prior to 2002.
              Jeffrey S. Phlegar        (see above)
              (see above)
              Greg J. Wilensky          Vice President of AB
              Vice President (since     Corp., with which he has
              5/2005)                   been associated since
                                        prior to 2002, and
                                        Director of Stable Value
                                        Investments.

Each Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios of the Funds.

Certain other clients of the Manager may have investment objectives and policies similar to those of the Funds. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund. When two or more of the clients of the Manager (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Investment Management Fees

For the fiscal years indicated, the aggregate fees paid to AllianceBernstein as a percentage of assets for services rendered to each Portfolio with respect to investment management was:

                                                Fee as a
                                 Fiscal       percentage of
                                  Year        average daily
Portfolio                        Ended         net assets
---------                  ------------------ -------------
U.S. Government Short
 Duration                  September 30, 2006     .50%
Short Duration Plus        September 30, 2006     .48%
Intermediate Duration      September 30, 2006     .45%
New York Municipal         September 30, 2006     .48%
Short Duration New York
 Municipal                 September 30, 2006     .50%
California Municipal       September 30, 2006     .49%
Short Duration California
 Municipal                 September 30, 2006     .50%
Diversified Municipal      September 30, 2006     .46%
Short Duration Diversified
 Municipal                 September 30, 2006     .50%
Tax-Managed International  September 30, 2006     .84%
International              September 30, 2006     .88%
Emerging Markets           September 30, 2006     1.12%
Intermediate Duration
 Institutional             September 30, 2006     .37%*

* Fee stated net of any waivers and/or reimbursements. AllianceBernstein has contractually agreed to waive its fee and/or bear certain expenses as described in the Fee Table on page 53. The fee payable by Intermediate Duration Institutional Portfolio, which commenced operations on May 17, 2002, is at an annual rate of .50% of the Portfolio's average daily net assets up to and including $1 billion and at an annual rate of .45% of the Portfolio's average daily net assets in excess of $1 billion.

A discussion regarding the basis for the Boards of Directors' approval of the Funds' investment advisory agreements is available in the Funds' semi-annual reports to shareholders for the fiscal period ended March 31, 2006.

Shareholder Servicing Fees

AllianceBernstein provides SCB with shareholder servicing services. For these services, AllianceBernstein charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and each Foreign-Stock Portfolio an annual fee of 0.25% of each such Portfolio's average daily net assets. These shareholder services include providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio in-

--------------------------------------------------------------------------------
70

--------------------------------------------------------------------------------

vestments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Funds with distribution services pursuant to a Distribution Agreement between each Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

Retirement Plan Services

Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Fund for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Annual Portfolio Operating Expenses."

The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

Additional Fees for Certain Investors

Certain investors in the Funds are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Fund related fees. For more information on such fees, please contact your Bernstein advisor.

Additional Information Regarding AllianceBernstein

Legal Proceedings

As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that AllianceBernstein provide information to them. AllianceBernstein has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, AllianceBernstein confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the mutual funds sponsored by AllianceBernstein (the "AllianceBernstein Mutual Funds"). The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)AllianceBernstein agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)AllianceBernstein agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, until December 31, 2008; and

(iii)AllianceBernstein agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and NYAG Order contemplates that AllianceBernstein's registered investment company clients, including the

--------------------------------------------------------------------------------
                                                                             71

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                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

   Funds, will introduce governance and compliance changes.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against AllianceBernstein; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of Alliance (the "Alliance Capital defendants"); and certain other defendants not affiliated with AllianceBernstein, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various state and federal courts against AllianceBernstein and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund share holder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which was previously accrued and disclosed, has been disbursed. The derivative claim brought on behalf of Holding remains pending. Plaintiffs seek an unspecified amount of damages.

On February 10, 2004, AllianceBernstein received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and
(ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require AllianceBernstein to produce documents concerning, among other things, any market timing or late trading in AllianceBernstein's sponsored mutual funds. AllianceBernstein responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against AllianceBernstein, Alliance Holding, and various other defendants not affiliated with AllianceBernstein. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to AllianceBernstein and Alliance Holding. The Summary Order claims that AllianceBernstein and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, AllianceBernstein, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Or-

--------------------------------------------------------------------------------
72

--------------------------------------------------------------------------------

der and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, AllianceBernstein and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including certain AllianceBernstein Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against AllianceBernstein and certain other defendants. All nine of the lawsuits
(i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 5, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Funds' shares or other adverse consequences to the AllianceBernstein Funds. This may require the AllianceBernstein Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Manager believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

--------------------------------------------------------------------------------
                                                                             73

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                                                   Prospectus--February 1, 2007

THE FUNDS' BOARDS OF DIRECTORS
--------------------------------------------------------------------------------


Each of the Boards of Directors of SCB and SCB II are separate and distinct. Each Director serves on either the Board of Directors of SCB or SCB II.

Certain information regarding the Board of Directors of each of the Funds can be found in each Fund's Statement of Additional Information.

PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------


Each Portfolio's net asset value or NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Funds to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing the Fund's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

--------------------------------------------------------------------------------
74

PURCHASING SHARES
--------------------------------------------------------------------------------


Minimum Investments -- For All Portfolios Other than Intermediate Duration Institutional Portfolio

Except as otherwise provided, the minimum initial investment in any Portfolio of SCB is $25,000. There is no minimum amount for subsequent investments although the Fund reserves the right to impose a minimum investment amount. For Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Fund, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of the Fund or vary the percentage based on the Manager's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

..  initial purchases of shares of the Portfolios (other than the Emerging
   Markets Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

.. initial purchases of shares of the Emerging Markets Portfolio will be subject to a minimum investment requirement of $10,000; and

.. the Manager may, in its discretion, waive the initial minimum investment requirement for any participant-directed defined contribution plan.

Any purchases and sales of shares of the Emerging Markets Portfolio will incur a portfolio transaction fee on purchases and redemptions. The Emerging Markets Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies to an initial investment in the Emerging Markets Value Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Emerging Markets Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 1% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Portfolio for shares of other Fund Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads.

The purpose of the portfolio transaction fees discussed above is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Emerging Markets Portfolio, unlike the other Portfolios of the Fund, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The portfolio transaction fees reflect the Manager's estimate of the brokerage and other transaction costs that the Emerging Markets Portfolio incurs as a result of purchases or redemptions. Without the fees, the Emerging Markets Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the Emerging Markets Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.

Minimum Investments -- Intermediate Duration Institutional Portfolio

Except as otherwise provided, the minimum initial investment in the Intermediate Duration Institutional Portfolio of SCB II is $3,000,000. There is no minimum amount for subsequent investments although the Fund reserves the right to impose a minimum investment

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PURCHASING SHARES (CONT'D)
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amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in the Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the Portfolio without regard to any minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in the Portfolio or vary the percentage based on the Manager's opinion of the market conditions. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of the Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

.. initial purchases of shares of the Portfolio will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived.

Procedures -- For All Portfolios

To purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of the Manager. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. dollars. All purchase orders will be confirmed in writing. If no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

The share price you pay will depend on when your order is received in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m., New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

The Fund may, at its sole option, accept securities as payment for shares of any Fixed-Income Portfolio or the Intermediate Duration Institutional Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" above as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Fund's NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

Transaction fees: As discussed above, if you purchase shares of the Emerging Markets Portfolio, you will pay to this Portfolio a transaction fee of 1.00% of the amount invested.

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76

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Frequent Purchases and Redemptions of Fund Shares

Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Portfolios that significantly invest in small cap securities and other specific industry sector securities may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Funds, through their agent,
   Bernstein LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a

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                                                   Prospectus--February 1, 2007

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PURCHASING SHARES (CONT'D)
--------------------------------------------------------------------------------

 combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

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SELLING SHARES
--------------------------------------------------------------------------------


You may sell your shares of the Funds by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Fund's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. The Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with the Fund unless prior other instructions are on file. If you are a client of the Manager's investment advisory services, the sales proceeds will be held in your account with Bernstein LLC unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed, the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when the Fund or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m. New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.

For additional information, see "Dividends, Distributions and Taxes" below.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

Transaction fees upon redemption: You will be charged a 1% redemption fee upon the sale of shares of the Emerging Markets Portfolio that will be deducted from the proceeds of the sale and paid to the Portfolio. This transaction fee is payable only by investors in this Portfolio and is charged because of the additional costs involved in the purchase and sale of these shares. For more information, see pages 12-13.

Restrictions on sales: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the Securities and Exchange Commission may, by order, permit.

Sale in-kind: The Fund normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the Fund's SAI.

Automatic sale of your shares -- For all Portfolios except the Intermediate Duration Institutional Portfolio: Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

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SELLING SHARES (CONT'D)
--------------------------------------------------------------------------------


Automatic sale of your shares -- Intermediate Duration Institutional Portfolio:
Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,500,000, we may, on at least 60 days' prior written notice, sell your remaining shares in the Portfolio and close your account. We will not close your account if you increase your account balance to $1,500,000 during the 60-day notice period.

Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Fund's discretion. For further information, call your Bernstein advisor at (212) 486-5800.

Payments to financial advisors and their firms: Although the Fund may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

You may exchange your shares in a Portfolio of SCB for shares of the same class in any other Portfolio of SCB. You may exchange your shares in the Intermediate Duration Institutional Portfolio of SCB II for shares of the same class in any portfolio of SCB. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective net asset values of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. The Fund reserves the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

On any exchanges of other Fund shares for shares of the Emerging Markets Portfolio, shareholders will be charged the portfolio transaction fee of 1% of the dollar amount exchanged; on any exchanges of shares of the Emerging Markets Portfolio for other Fund shares, shareholders will be charged the 1% redemption fee. See pages 12-13 for additional information.

The exchange privilege is available only in states where the exchange may legally be made. While the Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days' prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes" below.

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DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Portfolio of the Funds will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio intend to declare dividends daily and pay them monthly. The Foreign-Stock Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents in effect a return of a portion of your purchase price.

Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

Based on our investment objectives and strategies, we expect that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities), the Fixed-Income Taxable Portfolios will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest), and in general, the Tax-Managed International and the Emerging Markets Portfolios will distribute primarily capital gains distributions. The International Portfolio may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by a Fixed-Income Municipal Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid on shares in both New York Municipal Portfolios, both California Municipal Portfolios and both Diversified Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

The New York Municipal Portfolios provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the California Municipal Portfolios provide income that is generally tax-free for California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.

Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

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DIVIDENDS, DISTRIBUTIONS AND TAXES (CONT'D)
--------------------------------------------------------------------------------


If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio that invest in foreign securities and the Foreign-Stock Portfolios may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals) for taxable years beginning before 2009 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Such rate would not apply to dividends received from Fixed-Income Municipal Portfolios and Fixed-Income Taxable Portfolios. However, dividends received from Foreign-Stock Portfolios may qualify for such rate in certain cases.

If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Under certain circumstances, the Foreign-Stock Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income--treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio of either Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes.

Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

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FINANCIAL HIGHLIGHTS
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
Financial    Foreign-Stock Portfolios     The financial highlights table is intended to help you
Highlights                                understand the financial performance of the Portfolios of the
             .Tax-Managed                 Fund for the periods indicated. Certain information reflects
              International Portfolio     financial results for a single Portfolio share. The total returns

             .International Portfolio

             .Emerging Markets Portfolio

                                                                                TAX-MANAGED INTERNATIONAL PORTFOLIO
                                                                   -------------------------------------------------------------
                                                                       Year         Year        Year        Year        Year
                                                                       Ended        Ended       Ended       Ended       Ended
                                                                      9/30/06      9/30/05     9/30/04     9/30/03     9/30/02
  Net asset value, beginning of period                                 $24.72        $20.42      $17.53      $13.10      $15.22
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net**                                               0.40          0.26        0.15        0.24        0.17
  Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         3.82          4.49        3.04        4.39       (2.00)
  Contribution from Adviser                                              0.00(g)       0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       4.22          4.75        3.19        4.63       (1.83)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                          (0.31)        (0.17)      (0.30)      (0.20)      (0.29)
  Distributions from net realized gain on investment transactions       (1.43)        (0.28)       0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (1.74)        (0.45)      (0.30)      (0.20)      (0.29)
--------------------------------------------------------------------------------------------------------------------------------
  Portfolio transaction fee                                              0.00          0.00        0.00        0.00        0.00
  Net asset value, end of period                                       $27.20        $24.72      $20.42      $17.53      $13.10
  Total return (a)                                                     18.18%        23.62%      18.34%      35.65%    (12.39)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                          $7,512,829    $6,078,513  $4,611,550  $3,561,248  $2,365,421
  Average net assets (000 omitted)                                 $6,888,047    $5,303,305  $4,206,956  $2,890,486  $2,708,477
  Ratio of expenses to average net assets                               1.15%(f)      1.22%       1.24%       1.25%       1.25%
  Ratio of net investment income to average net assets                  1.53%(f)      1.17%       0.79%       1.59%       1.04%
  Portfolio turnover rate                                                 67%           53%         71%         28%         64%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.


                          INTERNATIONAL PORTFOLIO
         --------------------------------------------------------- -
             Year        Year       Year       Year       Year
             Ended       Ended      Ended      Ended      Ended
            9/30/06     9/30/05    9/30/04    9/30/03    9/30/02
             $23.27        $18.94     $16.06     $11.95     $14.16
               0.40          0.25       0.14       0.23       0.14
               3.81          4.25       2.91       4.04     (1.90)
               0.00          0.00       0.00       0.00       0.00
         -------------------------------------------------------------
               4.21          4.50       3.05       4.27     (1.76)
         -------------------------------------------------------------
             (0.31)        (0.17)     (0.17)     (0.16)     (0.45)
               0.00          0.00       0.00       0.00       0.00
         -------------------------------------------------------------
             (0.31)        (0.17)     (0.17)     (0.16)     (0.45)
         -------------------------------------------------------------
               0.00          0.00       0.00       0.00       0.00
             $27.17        $23.27     $18.94     $16.06     $11.95
             18.29%        23.90%     19.05%     36.00%   (13.01)%
         -------------------------------------------------------------
         $3,397,969    $2,785,730 $2,190,687 $1,826,667 $1,299,449
         $3,125,615    $2,462,819 $2,045,596 $1,572,731 $1,539,788
              1.20%(f)      1.26%      1.28%      1.29%      1.29%
              1.55%(f)      1.17%      0.76%      1.63%      0.97%
                73%           61%        92%        28%        67%

                        EMERGING MARKETS PORTFOLIO
     ----------------------------------------------------------------- -
         Year          Year          Year         Year        Year
         Ended         Ended         Ended        Ended       Ended
        9/30/06       9/30/05       9/30/04      9/30/03     9/30/02
         $43.22        $28.91        $20.81      $13.65      $12.48
           0.49          0.66          0.36        0.26        0.13
           5.02         14.20          7.76        6.87        1.04
           0.00          0.00          0.00        0.00        0.00
     ---------------------------------------------------------------------
           5.51         14.86          8.12        7.13        1.17
     ---------------------------------------------------------------------
         (0.60)        (0.06)        (0.22)      (0.08)      (0.13)
         (9.39)        (0.78)          0.00        0.00        0.00
     ---------------------------------------------------------------------
         (9.99)        (0.84)        (0.22)      (0.08)      (0.13)
     ---------------------------------------------------------------------
           0.16          0.29          0.20        0.11        0.13
         $38.90        $43.22        $28.91      $20.81      $13.65
         13.89%(b)     48.78%(b)     34.66%(b)   47.21%(b)    5.98%(b)
     ---------------------------------------------------------------------
     $2,152,403    $1,880,526    $1,361,368    $898,402    $518,984
     $2,031,225    $1,600,912    $1,150,902    $653,705    $588,195
          1.58%(f)      1.68%         1.72%       1.72%       1.73%
          1.26%(f)      1.85%         1.41%       1.57%       0.89%
            61%           54%           44%         38%         34%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

Financial    Fixed-Income Municipal Portfolios The financial highlights table is intended to help you
Highlights                                     understand the financial performance of the Portfolios of the
             .New York Municipal Portfolio     Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns
             .Short Duration New York
              Municipal Portfolio

                                                                                 NEW YORK MUNICIPAL PORTFOLIO+
                                                                    -------------------------------------------------------
                                                                        Year        Year        Year      Year      Year
                                                                        Ended       Ended      Ended      Ended     Ended
                                                                       9/30/06     9/30/05   9/30/04(e)  9/30/03   9/30/02
  Net asset value, beginning of period                                  $13.91        $14.11     $14.21     $14.23   $13.85
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net**                                                0.47          0.46       0.47       0.50     0.54
  Net realized and unrealized gain (loss) on investment, futures
   and foreign currency transactions                                    (0.05)        (0.20)     (0.10)     (0.02)     0.38
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        0.42          0.26       0.37       0.48     0.92
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                            0.00          0.00     (0.01)     (0.01)   (0.01)
  Dividends from tax-exempt net investment income                       (0.47)        (0.46)     (0.46)     (0.49)   (0.53)
  Distributions from net realized gains on investment transactions        0.00          0.00       0.00       0.00     0.00
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (0.47)        (0.46)     (0.47)     (0.50)   (0.54)
  Net asset value, end of period                                        $13.86        $13.91     $14.11     $14.21   $14.23
  Total return (a)                                                       3.09%         1.90%      2.63%      3.45%    6.83%
---------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                           $1,484,265    $1,274,466 $1,121,213 $1,006,023 $940,302
  Average net assets (000 omitted)                                  $1,364,506    $1,190,723 $1,055,386   $954,250 $835,184
  Ratio of expenses to average net assets                                0.62%(f)      0.63%      0.63%      0.65%    0.66%
  Ratio of net investment income to average net assets                   3.40%(f)      3.30%      3.31%      3.53%    3.89%
  Portfolio turnover rate                                                  21%           32%        39%        29%      37%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

                              SHORT DURATION NEW
                           YORK MUNICIPAL PORTFOLIO
          ----------------------------------------------------------
              Year         Year       Year      Year      Year
              Ended        Ended     Ended      Ended     Ended
             9/30/06      9/30/05  9/30/04(e)  9/30/03   9/30/02
               $12.39       $12.47    $12.55     $12.57     $12.54
                 0.32         0.25      0.22       0.26       0.36

               (0.01)       (0.08)    (0.08)     (0.02)       0.03
          ------------------------------------------------------------
                 0.31         0.17      0.14       0.24       0.39
          ------------------------------------------------------------
                 0.00         0.00    (0.01)       0.00       0.00
               (0.32)       (0.25)    (0.21)     (0.26)     (0.36)
                 0.00         0.00      0.00       0.00       0.00
          ------------------------------------------------------------
               (0.32)       (0.25)    (0.22)     (0.26)     (0.36)
               $12.38       $12.39    $12.47     $12.55     $12.57
                2.52%        1.37%     1.16%      1.92%      3.14%
          ------------------------------------------------------------
             $102,756     $123,058  $123,176   $120,941   $116,307
             $113,877     $122,925  $123,457   $119,346   $102,743
                0.74%(f)     0.74%     0.74%      0.76%      0.77%
                2.55%(f)     2.00%     1.80%      2.06%      2.83%
                  52%          98%       68%        47%        38%


--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Financial    Fixed-Income Municipal Portfolios The financial highlights table is intended to help you
Highlights                                     understand the financial performance of the Portfolios of the
             .California Municipal Portfolio   Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in
             .Short Duration California
              Municipal Portfolio


                                                                                CALIFORNIA MUNICIPAL PORTFOLIO+
                                                                      --------------------------------------------------- -
                                                                          Year       Year       Year     Year     Year
                                                                          Ended      Ended     Ended     Ended    Ended
                                                                         9/30/06    9/30/05  9/30/04(e) 9/30/03  9/30/02
  Net asset value, beginning of period                                    $14.23      $14.38    $14.46    $14.59   $14.23
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net**                                                  0.45        0.43      0.43      0.47     0.51
  Net realized and unrealized gain (loss) on investment, futures and
   foreign currency transactions                                          (0.02)      (0.13)    (0.07)    (0.13)     0.36
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          0.43        0.30      0.36      0.34     0.87
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                              0.00        0.00    (0.02)    (0.03)     0.00
  Dividends from tax-exempt net investment income                         (0.45)      (0.44)    (0.41)    (0.44)   (0.51)
  Distributions from net realized gains on investment transactions          0.00      (0.01)    (0.01)      0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (0.45)      (0.45)    (0.44)    (0.47)   (0.51)
  Net asset value, end of period                                          $14.21      $14.23    $14.38    $14.46   $14.59
  Total return (a)                                                         3.11%       2.09%     2.55%     2.40%    6.27%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                             $1,194,575    $983,388  $843,206  $685,360 $597,222
  Average net assets (000 omitted)                                    $1,073,155    $898,450  $752,372  $625,249 $541,454
  Ratio of expenses to average net assets                                  0.63%(f)    0.65%     0.64%     0.66%    0.66%
  Ratio of net investment income to average net assets                     3.20%(f)    3.04%     3.01%     3.26%    3.57%
  Portfolio turnover rate                                                    23%         30%       52%       44%      31%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end

                               SHORT DURATION
                       CALIFORNIA MUNICIPAL PORTFOLIO
   ---------------------------------------------------------------------- -
        Year            Year           Year        Year         Year
        Ended           Ended         Ended        Ended        Ended
       9/30/06         9/30/05      9/30/04(e)    9/30/03      9/30/02
          $12.47            $12.57       $12.67       $12.69       $12.68
            0.30              0.24         0.20         0.22         0.35

          (0.01)            (0.10)       (0.10)       (0.02)         0.01
   --------------------------------------------------------------------------
            0.29              0.14         0.10         0.20         0.36
   --------------------------------------------------------------------------
            0.00              0.00       (0.01)       (0.01)         0.00
          (0.30)            (0.24)       (0.19)       (0.21)       (0.35)
            0.00              0.00         0.00         0.00         0.00
   --------------------------------------------------------------------------
          (0.30)            (0.24)       (0.20)       (0.22)       (0.35)
          $12.46            $12.47       $12.57       $12.67       $12.69
           2.32%             1.11%        0.81%        1.63%        2.87%
   --------------------------------------------------------------------------
   $      75,510    $       62,025 $     71,637 $     79,818 $     74,648
   $      67,878    $       63,266 $     77,177 $     80,862 $     61,944
           0.81%(f)          0.81%        0.78%        0.80%        0.79%
           2.38%(f)          1.88%        1.59%        1.77%        2.70%
             83%               91%          90%          72%          28%

period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Financial    Fixed-Income Municipal Portfolios The financial highlights table is intended to help you
Highlights                                     understand the financial performance of the Portfolios of the
             .Diversified Municipal Portfolio  Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns
             .Short Duration Diversified
              Municipal Portfolio


                                                                       DIVERSIFIED MUNICIPAL PORTFOLIO+
                                                          -----------------------------------------------------------
                                                              Year        Year        Year      Year       Year
                                                              Ended       Ended      Ended      Ended      Ended
                                                             9/30/06     9/30/05   9/30/04(e)  9/30/03    9/30/02
  Net asset value, beginning of period                        $14.06        $14.27     $14.34     $14.37     $14.05
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net**                                      0.46          0.44       0.45       0.51       0.56
  Net realized and unrealized gain (loss) on investment,
   futures and foreign currency transactions                  (0.03)        (0.21)     (0.07)     (0.03)       0.32
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                              0.43          0.23       0.38       0.48       0.88
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                  0.00          0.00     (0.02)     (0.01)       0.00
  Dividends from tax-exempt net investment income             (0.46)        (0.44)     (0.43)     (0.50)     (0.56)
  Distributions from net realized gains on investment
   transactions                                                 0.00          0.00       0.00       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.46)        (0.44)     (0.45)     (0.51)     (0.56)
  Net asset value, end of period                              $14.03        $14.06     $14.27     $14.34     $14.37
  Total return (a)                                             3.12%         1.62%      2.73%      3.44%      6.42%
-----------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                 $3,693,513    $2,976,421 $2,509,749 $2,045,981 $1,731,818
  Average net assets (000 omitted)                        $3,309,135    $2,752,982 $2,261,248 $1,844,104 $1,532,681
  Ratio of expenses to average net assets                      0.59%(f)      0.61%      0.61%      0.63%      0.64%
  Ratio of net investment income to average net assets         3.29%(f)      3.09%      3.19%      3.58%      3.96%
  Portfolio turnover rate                                        29%           28%        41%        38%        22%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end


                                SHORT DURATION
                       DIVERSIFIED MUNICIPAL PORTFOLIO
      ------------------------------------------------------------------
          Year          Year        Year        Year         Year
          Ended         Ended      Ended        Ended        Ended
         9/30/06       9/30/05   9/30/04(e)    9/30/03      9/30/02
           $12.51         $12.60      $12.69      $12.79        $12.70
             0.34           0.26        0.22        0.29          0.37
           (0.03)         (0.09)      (0.07)      (0.05)          0.10
      --------------------------------------------------------------------
             0.31           0.17        0.15        0.24          0.47
      --------------------------------------------------------------------
             0.00           0.00      (0.01)        0.00          0.00
           (0.34)         (0.26)      (0.21)      (0.29)        (0.37)
             0.00           0.00      (0.02)      (0.05)        (0.01)
      --------------------------------------------------------------------
           (0.34)         (0.26)      (0.24)      (0.34)        (0.38)
           $12.48         $12.51      $12.60      $12.69        $12.79
            2.51%          1.36%       1.21%       1.97%         3.81%
      --------------------------------------------------------------------
         $209,416       $258,300    $253,728    $233,649      $200,696
         $228,571       $253,042    $240,126    $220,768      $182,317
            0.70%(f)       0.71%       0.69%       0.71%         0.71%
            2.70%(f)       2.06%       1.81%       2.30%         2.92%
              50%           100%         84%         57%           56%

period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

Financial    Fixed-Income Taxable Portfolios  The financial highlights table is intended to help you
Highlights                                    understand the financial performance of the Portfolios of the
             .U.S. Government Short Duration  Fund for the periods indicated. Certain information reflects
              Portfolio                       financial results for a single Portfolio share. The total

             .Short Duration Plus Portfolio

                                                                    U.S. GOVERNMENT SHORT DURATION PORTFOLIO
                                                             ------------------------------------------------------ -
                                                                 Year         Year      Year      Year      Year
                                                                 Ended        Ended     Ended     Ended     Ended
                                                                9/30/06      9/30/05   9/30/04   9/30/03   9/30/02
 Net asset value, beginning of period                             $12.45       $12.68    $13.00    $13.23    $13.07
INCOME FROM INVESTMENT OPERATIONS:
 Investment income, net**                                           0.41         0.30      0.26      0.31      0.40
 Net realized and unrealized gain (loss) on investment,
   futures and foreign currency transactions                      (0.02)       (0.19)    (0.14)    (0.04)      0.16
-----------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                   0.39         0.11      0.12      0.27      0.56
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from taxable net investment income                     (0.43)       (0.34)    (0.30)    (0.31)    (0.40)
 Distributions from net realized gains on investment
   transactions                                                     0.00      0.00(g)    (0.14)    (0.19)      0.00
-----------------------------------------------------------------------------------------------------------------------
 Total distributions                                              (0.43)       (0.34)    (0.44)    (0.50)    (0.40)
 Net asset value, end of period                                   $12.41       $12.45    $12.68    $13.00    $13.23
 Total return (a)                                                  3.19%        0.90%     0.93%     2.10%     5.42%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                         $86,733      $86,394   $93,595  $112,561  $115,400
 Average net assets (000 omitted)                                $83,170      $91,842  $101,777  $120,631  $106,080
 Ratio of expenses to average net assets                           0.79%(f)     0.78%     0.80%     0.76%     0.74%
 Ratio of expenses to average net assets, excluding
   interest expense                                                0.79%(f)     0.78%     0.78%     0.76%     0.74%
 Ratio of net investment income to average net assets              3.33%(f)     2.41%     2.06%     2.39%     3.04%
 Portfolio turnover rate                                            130%         167%      358%      323%      230%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

                       SHORT DURATION PLUS PORTFOLIO
           ----------------------------------------------------- -
               Year        Year       Year      Year     Year
               Ended       Ended      Ended     Ended    Ended
              9/30/06     9/30/05    9/30/04   9/30/03  9/30/02
               $12.39        $12.67     $12.84   $12.78   $12.69
                 0.49          0.37       0.30     0.37     0.50
               (0.05)        (0.24)     (0.12)     0.06     0.09
           ------------------------------------------------------
                 0.44          0.13       0.18     0.43     0.59
           ---------------------------------------------------------

               (0.52)        (0.40)     (0.33)   (0.37)   (0.50)
                 0.00        (0.01)     (0.02)     0.00     0.00
           ---------------------------------------------------------
               (0.52)        (0.41)     (0.35)   (0.37)   (0.50)
               $12.31        $12.39     $12.67   $12.84   $12.78
                3.65%         1.10%      1.37%    3.42%    4.78%
           ---------------------------------------------------------
           $  375,908    $  398,787 $  421,881 $413,100 $397,719
           $  383,702    $  410,072 $  411,043 $408,848 $377,656
                0.66%(f)      0.68%      0.70%    0.67%    0.67%
                0.66%(f)      0.68%      0.68%    0.66%    0.67%
                4.00%(f)      2.97%      2.39%    2.89%    3.95%
                 157%          220%       359%     286%     226%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Financial    Fixed-Income Taxable Portfolios       The financial highlights table is intended to help you under-
Highlights                                         stand the financial performance of the Portfolios of the Fund
             .Intermediate Duration Portfolio      for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the
             .Intermediate Duration Institutional
              Portfolio

                                                                           INTERMEDIATE DURATION PORTFOLIO
                                                             -----------------------------------------------------------
                                                                 Year        Year       Year       Year       Year
                                                                 Ended       Ended      Ended      Ended      Ended
                                                                9/30/06     9/30/05    9/30/04    9/30/03    9/30/02
 Net asset value, beginning of period                            $13.27        $13.41     $13.43     $13.08     $12.98
INCOME FROM INVESTMENT OPERATIONS:
 Investment income, net**                                          0.59          0.53       0.50       0.47       0.59
 Net realized and unrealized gain (loss) on investment,
   futures and foreign currency transactions                     (0.15)        (0.09)     (0.01)       0.35       0.10
--------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                  0.44          0.44       0.49       0.82       0.69
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from taxable net investment income                    (0.60)        (0.54)     (0.51)     (0.47)     (0.59)
 Distributions from net realized gains on investment
   transactions                                                 0.00(g)        (0.04)       0.00       0.00       0.00
--------------------------------------------------------------------------------------------------------------------------
 Total distributions                                             (0.60)        (0.58)     (0.51)     (0.47)     (0.59)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $13.11        $13.27     $13.41     $13.43     $13.08
 Total return (a)                                                 3.47%         3.35%      3.74%      6.39%      5.48%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                     $4,138,898    $3,386,745 $2,852,803 $2,402,262 $2,151,988
 Average net assets (000 omitted)                            $3,694,176    $3,104,905 $2,612,933 $2,249,030 $2,135,339
 Ratio of expenses to average net assets                          0.60%(f)      0.60%      0.61%      0.61%      0.61%
 Ratio of net investment income to average net assets             4.56%(f)      3.97%      3.72%      3.55%      4.57%
 Portfolio turnover rate                                           426%          586%       660%       796%       727%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, except that the information for the most recently completed fiscal year of Intermediate Duration Institutional Portfolio has been audited by KPMG LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

                                                                                    INTERMEDIATE DURATION
                                                                                   INSTITUTIONAL PORTFOLIO
                                                                      -------------------------------------------------- -
                                                                         Year      Year     Year     Year       Year
                                                                         Ended     Ended    Ended    Ended     Ended
                                                                        9/30/06   9/30/05  9/30/04  9/30/03  9/30/02(c)
  Net asset value, beginning of period                                  $15.25      $15.48   $15.74   $15.44  $15.00(d)
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net**                                                0.70        0.64     0.60     0.56       0.25
  Net realized and unrealized gain (loss) on investment, futures and
   foreign currency transactions                                        (0.18)      (0.13)   (0.03)     0.41       0.44
----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        0.52        0.51     0.57     0.97       0.69
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                          (0.71)      (0.65)   (0.61)   (0.57)     (0.25)
  Distributions from net realized gains on investment transactions        0.00      (0.09)   (0.22)   (0.10)       0.00
----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (0.71)      (0.74)   (0.83)   (0.67)     (0.25)
----------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                        $15.06      $15.25   $15.48   $15.74     $15.44
  Total return (a)                                                       3.53%       3.41%    3.76%    6.44%      4.62%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                             $757,802    $650,915 $609,248 $464,517 $  328,393
  Average net assets (000 omitted)                                    $710,128    $611,401 $535,624 $383,604 $  237,462
  Ratio of expenses to average net assets                                0.45%(f)    0.45%    0.45%    0.45%      0.45%*
  Ratio of expenses to average net assets before reimbursement           0.58%(f)    0.57%    0.58%    0.64%      0.75%*
  Ratio of net investment income to average net assets                   4.68%(f)    4.16%    3.86%    3.64%      4.37%*
  Portfolio turnover rate                                                 511%        619%     682%     791%       324%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

FINANCIAL HIGHLIGHTS (NOTES)
--------------------------------------------------------------------------------


* Annualized.

**Based on average shares outstanding.

+ These are the financial highlights of the Municipal Class.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005, the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total Return to a shareholder for the years ending September 30, 2006, September 30, 2005, September 30, 2004, September 30, 2003, and
   September 30, 2002, without taking into account these transaction fees would have been 16.21%, 53.35%, 40.22%, 53.28%, and 10.35%, respectively.

(c)Commenced operations May 17, 2002.

(d)Prior to commencement of operations, May 17, 2002, Alliance Capital redeemed 1,333 shares representing $16,666 of Intermediate Duration Institutional Portfolio and made a capital contribution of $16,666 into the Portfolio, adjusting the opening net asset value per share from $12.50 to $15.00.

(e)As of October 31, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class. The effect on the ratio of net investment income per share was as follows:

                Short Duration Diversified Municipal Class .03%
                Short Duration California Municipal Class  .00%
                Short Duration New York Municipal Class    .01%
                Diversified Municipal Class                .01%
                California Municipal Class                 .00%
                New York Municipal Class                   .01%

(f)The ratio includes expenses attributable to costs of proxy solicitation.

(g)Amount is less than $.005.

--------------------------------------------------------------------------------

   PROSPECTUS


SANFORD C. BERNSTEIN FUND, INC.

SANFORD C. BERNSTEIN FUND II, INC.

The Statement of Additional Information ("SAI") of each Fund includes further information about that Fund and its investment policies. The SAIs have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Prospectus. This means that each SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal years. To obtain free copies of any of these documents or make inquiries about any of the Funds, call your Bernstein advisor at
(212) 486-5800 or write to us at: 1345 Avenue of the Americas, New York, NY 10105. You may also obtain free copies of this Prospectus, the SAI of each Fund and the Fund's annual and semiannual reports to shareholders on our website at www.bernstein.com.

You can also obtain copies from the SEC's internet site at www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.

Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555
Sanford C. Bernstein Fund II, Inc., SEC file number: 811 - 21034
  Privacy Notice
  (This information is not part of the Prospectus)

  At Bernstein, protecting the privacy and confidentiality of our clients' personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client's name, address, social security number, assets, and income) and (2) information about our clients' transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include
  (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.

                                                                  PRO-0119-0207